Exhibit 99.1

                              UBS Investment Bank
                            Fixed Bid Stratification

   Avaliable; (MASTRELIG eq 'Y') and (FNMA eq 'N'); (TADDED9 ss 'MASTR04_5G1')
================================================================================


Pool Summary             COUNT                    UPB                  %
--------------------------------------------------------------------------------
Non-Conforming             505          $250,504,733.62          100.00%
--------------------------------------------------------------------------------
Total:                     505          $250,504,733.62          100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $250,504,733.62
Data as of Date: 2004-04-01
AVG UPB: $496,048.98
GROSS WAC: 5.9666%
NET WAC: 5.711%
% SF/PUD: 87.89%
% FULL/ALT: 85.09%
% CASHOUT: 20.16%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 67.62%
% FICO > 679: 88.84%
% NO FICO: 0.00%
WA FICO: 733
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.17%
CALIFORNIA %: 46.03%
Latest Maturity Date: 20340401



Unpaid Balance                         COUNT                UPB         %
---------------------------------------------------------------------------
$300,000.01 - $350,000.00                 27    $  9,231,698.55      3.69%
$350,000.01 - $400,000.00                133      50,507,903.65     20.16
$400,000.01 - $450,000.00                102      43,450,247.68     17.35
$450,000.01 - $500,000.00                 75      35,665,437.85     14.24
$500,000.01 - $550,000.00                 51      26,560,467.46     10.60
$550,000.01 - $600,000.00                 34      19,663,827.12      7.85
$600,000.01 - $650,000.00                 34      21,545,753.76      8.60
$650,000.01 - $700,000.00                  6       4,053,060.73      1.62
$700,000.01 - $750,000.00                  6       4,361,413.38      1.74
$750,000.01 - $800,000.00                  3       2,371,783.22      0.95
$800,000.01 - $850,000.00                  4       3,296,980.21      1.32
$850,000.01 - $900,000.00                  6       5,269,872.68      2.10
$900,000.01 - $950,000.00                  3       2,762,427.37      1.10
$950,000.01 - $1,000,000.00               18      17,901,111.08      7.15
$1,000,000.01 >=                           3       3,862,748.88      1.54
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: $331,692.50
Maximum: $1,397,271.62
Average: $496,048.98



Product Type                            COUNT               UPB         %
---------------------------------------------------------------------------
30 YR FXD                                505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------


Gross Rate                             COUNT                UPB         %
---------------------------------------------------------------------------
4.501% - 4.750%                            1    $    393,371.60      0.16%
5.001% - 5.250%                            3       1,652,669.53      0.66
5.251% - 5.500%                           21      10,182,250.14      4.06
5.501% - 5.750%                          135      64,464,414.27     25.73
5.751% - 6.000%                          185      91,794,744.31     36.64
6.001% - 6.250%                           89      46,245,540.67     18.46
6.251% - 6.500%                           53      26,790,880.34     10.69
6.501% - 6.750%                           13       6,672,850.95      2.66
6.751% - 7.000%                            5       2,308,011.81      0.92
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.875%
Weighted Average: 5.967%



Original Balance                       COUNT                UPB         %
---------------------------------------------------------------------------
300,000.01 - $350,000.00                  25    $  8,531,837.34      3.41%
350,000.01 - $400,000.00                 134      50,810,741.03     20.28
400,000.01 - $450,000.00                 103      43,847,271.51     17.50
450,000.01 - $500,000.00                  75      35,665,437.85     14.24
500,000.01 - $550,000.00                  51      26,560,467.46     10.60
550,000.01 - $600,000.00                  34      19,663,827.12      7.85
600,000.01 - $650,000.00                  34      21,545,753.76      8.60
650,000.01 - $700,000.00                   6       4,053,060.73      1.62
700,000.01 - $750,000.00                   6       4,361,413.38      1.74
750,000.01 - $800,000.00                   3       2,371,783.22      0.95
800,000.01 - $850,000.00                   4       3,296,980.21      1.32
850,000.01 - $900,000.00                   6       5,269,872.68      2.10
900,000.01 - $950,000.00                   3       2,762,427.37      1.10
950,000.01 - $1,000,000.00                18      17,901,111.08      7.15
1,000,000.01>=                             3       3,862,748.88      1.54
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: $334,000.00
Maximum: $1,400,000.00
Average: $497,596.87



Net Rate                               COUNT                UPB         %
---------------------------------------------------------------------------
4.251%-4.500%                              1    $    393,371.60      0.16%
4.751%-5.000%                              3       1,652,669.53      0.66
5.001%-5.250%                             21      10,182,250.14      4.06
5.251%-5.500%                            135      64,464,414.27     25.73
5.501%-5.750%                            185      91,794,744.31     36.64
5.751%-6.000%                             89      46,245,540.67     18.46
6.001%-6.250%                             53      26,790,880.34     10.69
6.251%-6.500%                             13       6,672,850.95      2.66
6.501%-6.750%                              5       2,308,011.81      0.92
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 6.625%
Weighted Average: 5.711%



Original Term to Maturity              COUNT                UPB         %
---------------------------------------------------------------------------
241-300                                    1    $    452,671.37      0.18%
301-359                                    1         427,873.65      0.17
360-360                                  503     249,624,188.60     99.65
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                              UBS Investment Bank
                            Fixed Bid Stratification

  Avaliable; (MASTRELIG eq 'Y') and (FNMA eq 'N'); (TADDED9 ss 'MASTR04_5G1')
================================================================================


Remaining Term to Stated Maturity      COUNT                UPB         %
---------------------------------------------------------------------------
241-300                                    1    $    452,671.37      0.18%
301-359                                  497     247,080,562.25     98.63
360-360                                    7       2,971,500.00      1.19
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 357



Loan To Value Ratio                    COUNT                UPB         %
---------------------------------------------------------------------------
0.001%-5.000%                              1    $    498,569.31      0.20%
10.001%-15.000%                            1         923,454.11      0.37
15.001%-20.000%                            2       1,499,002.01      0.60
20.001%-25.000%                            2       1,519,324.38      0.61
25.001%-30.000%                            3       1,401,773.27      0.56
30.001%-35.000%                            6       3,615,020.08      1.44
35.001%-40.000%                            7       3,084,550.43      1.23
40.001%-45.000%                           16       7,892,780.65      3.15
45.001%-50.000%                           23      10,793,602.45      4.31
50.001%-55.000%                           23      10,574,836.83      4.22
55.001%-60.000%                           45      24,741,364.66      9.88
60.001%-65.000%                           48      24,024,230.06      9.59
65.001%-70.000%                           54      26,954,941.28     10.76
70.001%-75.000%                           72      38,389,619.28     15.32
75.001%-80.000%                          182      85,719,024.92     34.22
80.001%-85.000%                            7       3,431,244.36      1.37
85.001%-90.000%                            8       3,341,009.53      1.33
90.001%-95.000%                            5       2,100,386.01      0.84
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 5.00%
Maximum: 95.00%
Weighted Average: 67.62%



Seasoning                              COUNT                UPB         %
---------------------------------------------------------------------------
<=0                                        7    $  2,971,500.00      1.19%
1-1                                      176      84,411,967.75     33.70
2-2                                       96      45,936,954.95     18.34
3-3                                       91      45,894,153.32     18.32
4-4                                       48      26,251,932.20     10.48
5-5                                       21      11,604,766.81      4.63
6-6                                       15       7,166,373.58      2.86
7-12                                      46      23,113,856.04      9.23
13-24                                      5       3,153,228.97      1.26
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 0
Maximum: 19
Weighted Average: 3



Combined Loan To Value Ratio           COUNT                UPB         %
---------------------------------------------------------------------------
<=0.000%                                   3    $  1,286,103.78      0.51%
  0.001%-5.000%                            1         498,569.31      0.20
15.001%-20.000%                            2       1,499,002.01      0.60
20.001%-25.000%                            2       1,519,324.38      0.61
25.001%-30.000%                            2       1,010,682.02      0.40
30.001%-35.000%                            4       2,040,989.93      0.81
35.001%-40.000%                            7       2,977,072.37      1.19
40.001%-45.000%                           13       6,149,881.58      2.45
45.001%-50.000%                           19       8,848,457.52      3.53
50.001%-55.000%                           18       9,022,986.21      3.60
55.001%-60.000%                           45      24,811,120.16      9.90
60.001%-65.000%                           45      22,993,897.84      9.18
65.001%-70.000%                           55      27,658,422.28     11.04
70.001%-75.000%                           68      35,981,872.07     14.36
75.001%-80.000%                          152      70,872,062.15     28.29
80.001%-85.000%                           17       8,048,984.44      3.21
85.001%-90.000%                           33      16,443,419.97      6.56
90.001%-95.000%                           19       8,841,885.60      3.53
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 69.89%



FICO Scores                            COUNT                UPB         %
---------------------------------------------------------------------------
620-629                                   13    $  5,402,659.07      2.16%
630-639                                    6       2,531,123.05      1.01
640-649                                    5       2,473,604.87      0.99
650-659                                   10       4,181,939.65      1.67
660-669                                   15       8,088,057.36      3.23
670-679                                   12       5,278,526.17      2.11
680-689                                   30      13,989,879.41      5.58
690-699                                   18      11,075,908.71      4.42
700-709                                   31      15,887,339.01      6.34
710-719                                   38      18,593,335.01      7.42
720-729                                   40      20,589,430.34      8.22
730-739                                   38      19,240,176.57      7.68
740-749                                   38      18,447,525.35      7.36
750-759                                   47      24,779,416.10      9.89
760-769                                   51      26,533,909.05     10.59
770-779                                   41      20,571,832.04      8.21
780-789                                   41      18,377,862.23      7.34
790-799                                   23      11,105,972.35      4.43
800-809                                    6       2,614,468.38      1.04
810-819                                    2         741,768.90      0.30
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 620
Maximum: 810
Weighted Average: 733



DTI                                    COUNT                UPB         %
---------------------------------------------------------------------------
<=0.000%                                  20    $ 12,808,133.30      5.11%
0.001%-1.000%                              1       1,000,000.00      0.40
6.001%-11.000%                             3       1,492,421.93      0.60
11.001%-16.000%                           15       7,349,485.74      2.93
16.001%-21.000%                           30      15,826,706.92      6.32
21.001%-26.000%                           55      28,364,455.03     11.32
26.001%-31.000%                           82      39,099,786.34     15.61
31.001%-36.000%                           71      33,010,539.43     13.18
36.001%-41.000%                           91      43,253,905.17     17.27
41.001%-46.000%                           86      42,368,740.20     16.91
46.001%-51.000%                           27      13,970,059.65      5.58
51.001%-56.000%                           12       6,214,487.25      2.48
56.001%-61.000%                            3       1,873,468.95      0.75
61.001%-66.000%                            3       1,268,676.45      0.51
66.001%-71.000%                            5       2,124,747.66      0.85
71.001%-76.000%                            1         479,119.60      0.19
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 73.350%
Weighted Average: 34.487%



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                              UBS Investment Bank
                            Fixed Bid Stratification

  Avaliable; (MASTRELIG eq 'Y') and (FNMA eq 'N'); (TADDED9 ss 'MASTR04_5G1')
================================================================================


Geographic Concentration               COUNT                UPB         %
---------------------------------------------------------------------------
California                               235    $115,305,186.99     46.03%
New York                                  63      31,730,395.75     12.67
Virginia                                  28      14,524,456.29      5.80
Maryland                                  21      10,110,697.85      4.04
Massachusetts                             18       8,528,403.94      3.40
Texas                                     11       7,011,127.45      2.80
New Jersey                                15       6,735,919.95      2.69
Washington                                13       6,125,359.67      2.45
Illinois                                  12       5,789,555.76      2.31
Florida                                   10       5,782,476.99      2.31
Pennsylvania                               8       4,414,523.37      1.76
Georgia                                    8       3,991,275.95      1.59
District Of Columbia                       6       3,856,579.24      1.54
Colorado                                   8       3,772,881.84      1.51
Connecticut                                6       3,245,735.35      1.30
Arizona                                    5       2,135,391.63      0.85
Minnesota                                  5       2,109,500.89      0.84
North Carolina                             4       1,716,420.61      0.69
Michigan                                   4       1,630,399.95      0.65
Ohio                                       2       1,357,258.11      0.54
Utah                                       3       1,310,311.06      0.52
Kansas                                     3       1,283,522.12      0.51
Delaware                                   1       1,090,545.16      0.44
New Hampshire                              2       1,054,699.63      0.42
Oregon                                     2       1,005,283.40      0.40
Nebraska                                   2         990,756.99      0.40
South Carolina                             2         767,890.10      0.31
Indiana                                    2         705,042.94      0.28
Iowa                                       1         548,953.57      0.22
Mississippi                                1         439,121.75      0.18
Missouri                                   1         366,700.00      0.15
Tennessee                                  1         363,759.91      0.15
Maine                                      1         359,264.12      0.14
Nevada                                     1         345,335.29      0.14
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Document Type                          COUNT                UPB         %
---------------------------------------------------------------------------
Full                                     409    $202,228,700.19     80.73%
Stated Income Full Asset                  30      14,996,679.77      5.99
Alternate                                 24      10,935,908.60      4.37
Stated  Doc                               13       6,808,663.88      2.72
Limited Income Full Asset                 10       5,083,989.27      2.03
Limited Income & Asset                     5       3,126,652.47      1.25
Asset Only                                 6       2,509,662.21      1.00
No Income Verified                         2       1,101,128.16      0.44
No Income No Asset                         1         998,980.45      0.40
1 Paystub/Assets Verified                  1         923,454.11      0.37
No Doc                                     1         579,400.00      0.23
Reduced                                    1         462,678.40      0.18
Streamline                                 1         395,232.38      0.16
Income  Only                               1         353,603.73      0.14
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Property Type                          COUNT                UPB         %
---------------------------------------------------------------------------
Single Family                            345    $169,164,145.59     67.53%
Pud                                       96      48,810,070.96     19.48
Coop                                      30      16,142,144.80      6.44
Low Rise Condo  (2-4 floors)               8       4,049,576.67      1.62
Condomimium                                8       3,923,199.43      1.57
Townhouse                                  5       2,355,954.78      0.94
Two Family                                 4       1,987,838.49      0.79
Pud Attached                               3       1,211,333.41      0.48
High Rise Condo  (gt 8 floors)             2         869,272.77      0.35
Three Family                               1         604,357.35      0.24
Pud Detached                               1         597,759.35      0.24
Mid Rise Condo  (4-8 floors)               1         414,837.95      0.17
Single Family Attached                     1         374,242.07      0.15
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Occupancy                              COUNT                UPB         %
---------------------------------------------------------------------------
Owner Occupied                           484    $240,438,264.21     95.98%
Second Home                               16       7,760,518.73      3.10
Investor Occupied                          5       2,305,950.68      0.92
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



North-South CA                         COUNT                UPB         %
---------------------------------------------------------------------------
States Not CA                            270    $135,199,546.63     53.97%
South CA                                 136      67,417,548.67     26.91
North CA                                  99      47,887,638.32     19.12
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Prepayment Penalty (Months)            COUNT                UPB         %
---------------------------------------------------------------------------
0.000                                    504    $250,076,576.82     99.83%
60.000                                     1         428,156.80      0.17
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
wa Term: 0.103



Zip Code Concentration                 COUNT                UPB         %
---------------------------------------------------------------------------
10128                                      5    $  2,822,711.59      1.13%
10011                                      5       2,458,321.96      0.98
11201                                      4       2,430,572.25      0.97
77019                                      2       2,395,458.70      0.96
94131                                      3       1,895,261.53      0.76
Other                                    486     238,502,407.59     95.21
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------


Balloon Flag                           COUNT                UPB         %
---------------------------------------------------------------------------
Not a Balloon Loan                       505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Loan Purpose                           COUNT                UPB         %
---------------------------------------------------------------------------
Purchase                                 211    $107,435,463.27     42.89%
Rate & Term  Refi                        186      92,568,085.01     36.95
Cash Out Refi                            108      50,501,185.34     20.16
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Silent 2nd                             COUNT                UPB         %
---------------------------------------------------------------------------
N                                        412    $202,761,199.33     80.94%
Y                                         81      41,293,277.58     16.48
                                          12       6,450,256.71      2.57
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------



Lien Position                          COUNT                UPB         %
---------------------------------------------------------------------------
1                                        505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                              UBS Investment Bank
                            Fixed Bid Stratification

  Avaliable; (MASTRELIG eq 'Y') and (FNMA eq 'N'); (TADDED9 ss 'MASTR04_5G1')
================================================================================


Mortgage Ins.                          COUNT                UPB         %
---------------------------------------------------------------------------
GEMICO                                     5    $  2,091,559.25      0.83%
MGIC                                       2         893,835.55      0.36
PMI Mortgage Insurance                     3       1,254,072.69      0.50
Radian Guaranty                            1         374,626.68      0.15
Republic Mortgage Insurance                3       1,198,072.90      0.48
United Guaranty                            3       1,258,812.34      0.50
98                                         3       1,801,660.49      0.72
LTV <=80                                 485     241,632,093.72     96.46
---------------------------------------------------------------------------
Total:                                   505    $250,504,733.62    100.00%
---------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%

              MASTR Asset Securitization Trust Series 2004-5 (gp1)
                           Whole Loan 30YR Fixed-Rate

Deal Size                                          $250mm approx.

GWAC                                               5.99% +/-10bps

WAM                                                358 +/- 2 months

California                                         50.0% approx.

WA FICO                                            735 approx.

WA LTV                                             68.0% approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                      2.90% approx.

Settlement Date                                    04/30/04

Depositor                                          Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                 Wells Fargo Bank Minnesota, NA



                            All numbers approximate.
                   All tranches subject to 5% size variance.
                                 5% Cleanup Call
                               USB Investment Bank
                           [USB Investment Bank LOGO]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable herein. prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.